UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
INDEX TO EXHIBITS
Purchase and Sale Agreement
Press Release

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On June 1, 2004, Martin Midstream Partners L.P. (“MMLP”) acquired a deep water marine terminal located near Beaumont, Texas and associated assets from Neches Industrial Park, Inc. (“Neches”) in a negotiated transaction for $26.5 million (which includes an initial $1.0 million payable under a related noncompetition agreement). The terminal is located on approximately 50 acres of land on the Neches River and includes two dock structures, nine storage tanks with a total capacity of approximately 480,000 barrels, four rail spurs with service provided by three major rail companies, a bulk warehouse and associated pipelines, pipe racks, compressors and related equipment. The terminal and the acquired assets were used by Neches in the business of handling and storage of ammonia, sulfuric acid, asphalt, fuel oil and fertilizer through fee based contracts. MMLP intends to continue to use the terminal and the acquired assets for such purposes. The acquisition was financed through MMLP’s credit facility with the Royal Bank of Canada.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired

Historical financial statements are not required pursuant to Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information

Pro forma financial statements are not required pursuant to Rule 11-01 of Regulation S- X.

(c)	Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.1 attached hereto and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT
NUMBER		DESCRIPTION
2.1	—	Purchase and Sale Agreement dated June 1, 2004 by and among Martin Operating Partnership L.P., as Buyer, Neches Industrial Park, Inc., as Seller, and Richard H. Cullifer and Furtivus, Inc. as Shareholders

99.1	—	Martin Midstream Partners L.P. Press Release dated June 1, 2004

ITEM 9. REGULATION FD DISCLOSURE.

     On June 1, 2004, MMLP issued a press release announcing the acquisition. MMLP hereby incorporates by reference into this Item 9 the information set forth in such press release, a

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copy of which is furnished as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC
Its: General Partner

Date: June 1, 2004	By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
2.1	—	Purchase and Sale Agreement dated June 1, 2004 by and among Martin Operating Partnership L.P., as Buyer, Neches Industrial Park, Inc., as Seller, and Richard H. Cullifer and Furtivus, Inc. as Shareholders

99.1	—	Press release dated June 1, 2004.

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